SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 10, 2005
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                      AMERICAN ELECTRIC POWER COMPANY, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                (State or Other Jurisdiction of Incorporation)

         1-3525                                           13-4922640
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(Commission File Number)                       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On January 10, 2005, the Company entered into a new Change in Control Agreement (Agreement) with each of its executive officers in substantially the form of Exhibit 10.1 of this Current Report on Form 8-K. The Agreement provides for a payment equal to 2.99 times the officer's annual base salary plus target annual incentive if there is a change in control, all as more fully described in the form of Agreement.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.


                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


January 10, 2005

                                  EXHIBIT INDEX


Exhibit No.                               Description

10.1                    Change in Control Agreement




                                                                  Exhibit 10.1


                   AMERICAN ELECTRIC POWER SERVICE CORPORATION

                           CHANGE IN CONTROL AGREEMENT

                            Effective January 1, 2005

      Whereas, American Electric Power Service Corporation, a New York corporation, including any of its subsidiary companies, divisions, organizations, or affiliated entities (collectively referred to as "AEPSC") considers it essential to its best interests and the best interests of the shareholders of the American Electric Power Company, Inc., a New York corporation, (hereinafter referred to as "Corporation") to foster the continued employment of key management personnel; and

      Whereas, the uncertainty attendant to a Change In Control of the Corporation may result in the departure or distraction of management personnel to the detriment of AEPSC and the shareholders of the Corporation; and

      Whereas, the Board of the Corporation has determined that steps should be taken to reinforce and encourage the continued attention and dedication of members of AEPSC's management to their assigned duties in the event of a Change In Control of the Corporation; and

      Now Therefore, AEPSC hereby establishes the American Electric Power Service Corporation Change In Control Agreement (the "Agreement").


                                    ARTICLE I
                                   DEFINITIONS

      As used herein the following words and phrases shall have the following respective meanings unless the context clearly indicates otherwise.

      (a) "Anniversary Date" means January 1 of each Calendar Year.

      (b) "Annual Compensation" means the sum of the Executive's Annual Salary and the Executive's Target Annual Incentive.

      (c) "Annual Salary" means the Executive's regular annual base salary immediately prior to the Executive's termination of employment, including compensation converted to other benefits under a flexible pay arrangement maintained by AEPSC or deferred pursuant to a written plan or agreement with AEPSC, but excluding sign-on bonuses, allowances and compensation paid or payable under any of AEPSC's long-term or short-term incentive plans or any similar payments, and any salary lump sum amount paid in lieu of or in addition to a base wage or salary increase.

      (d) "Board" means the Board of Directors of American Electric Power Company, Inc.

      (e) "Calendar Year" means the twelve (12) month period commencing each January 1 and ending each December 31.

      (f) "Cause" shall mean

            (i) the willful and continued failure of the Executive to perform substantially the Executive's duties with AEPSC (other than any such failure as reasonably and consistently determined by the Board to have resulted from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board or an elected officer of AEPSC which specifically identifies the manner in which the Board or the elected officer believes that the Executive has not substantially performed the Executive's duties, or

            (ii) the willful conduct or omission by the Executive, which the Board determines to be illegal or gross misconduct that is demonstrably injurious to AEPSC or the Corporation; or a breach of the Executive's fiduciary duty to AEPSC or the Corporation, as determined by the Board.

      For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of AEPSC or the Corporation. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the advice of counsel for AEPSC or the Corporation, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of AEPSC or the Corporation

      (g) "Change In Control" of the Corporation shall be deemed to have occurred if and as of such date that (i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act")), other than AEPSC, any company owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation or a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25 percent of the then outstanding voting stock of the Corporation; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, together with any new directors (other than a director nominated by a person (x) who has entered into an agreement with the Corporation to effect a transaction described in clauses (i), (iii) or (iv) of this Article I (g) or (y) who publicly announces an intention to take or to consider taking action (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change In Control) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason, except for death or disability, to constitute at least a majority of the Board; or
(iii) the consummation of a merger or consolidation of the Corporation with any other entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50 percent of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or
(iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation, or an agreement for the sale or disposition by the Corporation (in one transaction or a series of transactions) of all or substantially all of the Corporation's assets.

      (h) "CIC Multiple" means a factor of (i) two and ninety-nine one-hundredths (2.99) with respect to the Chief Executive Officer of American Electric Power Service Corporation and such other Executives who are nominated for such factor by the Chief Executive Officer of American Electric Power Service Corporation and approved by the Human Resources Committee of the Board of the Corporation; or (ii) two (2.00) with respect to all other Executives.

      (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (j) "Commencement Date" means January 1, 2005, which shall be the beginning date of the term of this Agreement.

      (k) "Disability" means the Executive's total and permanent disability as defined in AEPSC's long-term disability plan covering the Executive immediately prior to the Change In Control.

      (l) "Executive" means an employee of AEPSC or the Corporation who is designated by AEPSC and approved by the Human Resources Committee of the Board of the Corporation as an employee entitled to benefits, if any, under the terms of this Agreement.

      (m) "Good Reason" means

            (1) an adverse change in the Executive's status, duties or responsibilities as an executive of AEPSC as in effect immediately prior to the Change In Control, provided that the Executive shall have given AEPSC written notice of the alleged adverse change and AEPSC shall have failed to cure such change within thirty (30) days after its receipt of such notice;

            (2) failure of AEPSC to pay or provide the Executive in a timely fashion the salary or benefits to which the Executive is entitled under any employment agreement between AEPSC and the Executive in effect on the date of the Change In Control, or under any benefit plans or policies in which the Executive was participating at the time of the Change In Control, provided that such failure was other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Corporation within fifteen (15) days following notice from the Executive;

            (3) the reduction of the Executive's salary as in effect on the date of the Change In Control;

            (4) the taking of any action by AEPSC (including the elimination of a plan without providing substitutes therefor, the reduction of the Executive's awards thereunder or failure to continue the Executive's participation therein) that would substantially diminish the aggregate projected value of the Executive's awards or benefits under AEPSC's benefit plans or policies in which the Executive was participating at the time of the Change In Control; provided, however, that the diminishment of such awards or benefits that apply to other groups of employees of AEPSC in addition to Executives covered by this or a similar agreement shall be disregarded;

            (5) a failure by AEPSC or the Corporation to obtain from any successor the assent to this Agreement contemplated by Article IV hereof; or

            (6) the relocation, without the Executive's prior approval, of the office at which the Executive is to perform services on behalf of AEPSC to a location more than fifty (50) miles from its location immediately prior to the Change In Control or a change, without the Executive's prior approval, in the Executive's business travel obligation subsequent to the Change In Control that requires the Executive to travel on a regular and continuous basis in an amount that represents a significant increase, from immediately prior to the Change In Control, in the portion of the Executive's working time routinely devoted to business travel.

      Any circumstance described in this Article I(m) shall constitute Good Reason even if such circumstance would not constitute a breach by AEPSC of the terms of an employment agreement between AEPSC and the Executive in effect on the date of the Change In Control. The Executive shall be deemed to have terminated employment for Good Reason effective upon the effective date stated in a written notice of such termination given by the Executive to AEPSC (which notice shall not be given, in circumstances described in Article I(m)(1), before the end of the thirty (30) day period described therein, or in circumstances described in Article I(m)(2), before the end of the fifteen (15) day period described therein), setting forth in reasonable detail the facts and circumstances claimed to provide the basis for termination, provided that the effective date may not precede, nor be more than sixty (60) days from, the date such notice is given. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.

      (n) "Qualifying Termination" shall mean following a Change In Control and during the term of this Agreement the Executive's employment is terminated for any reason excluding (i) the Executive's death, (ii) the Executive's Disability,
(iii) the exhaustion of the Executive's benefits under the terms of an applicable AEPSC sick pay plan or long-term disability plan (other than by reason of the amendment or termination of such a plan), (iv) the Executive's Retirement, (v) by AEPSC for Cause or (vi) by the Executive without Good Reason. In addition, a Qualifying Termination shall be deemed to have occurred if, prior to a Change In Control, the Executive's employment was terminated during the term of this Agreement by AEPSC without Cause, or by the Executive for Good Reason based on events or circumstances that occurred, (x) at the request of a person who has entered into an agreement with AEPSC or the Corporation, the consummation of which would constitute a Change In Control or (y) otherwise in connection with, as a result of or in anticipation of a Change In Control. The mere act of approving a Change In Control agreement shall not in and of itself be deemed to constitute an event or circumstance in anticipation of a Change In Control for purposes of this Article I(n).

      (o) "Retirement" shall mean an Executive's voluntary termination of employment after attainment of age 55 with five or more years of service with AEPSC without Good Reason.

      (p) "Target Annual Incentive" shall mean the award that the Executive would have received under the Senior Officer Annual Incentive Compensation Plan or such other annual incentive compensation plan applicable to such Executive for the year in which the Executive's termination occurs, if one hundred percent (100%) of the annual target award has been earned. Executives not participating in an annual incentive compensation plan that has predefined target levels will be treated as though they were participants in an annual incentive plan with such targets and will be assigned the same annual target percent as their participating peers in a comparable salary grade.


                                   ARTICLE II
                                TERM OF AGREEMENT

      2.1 The initial term of this Agreement shall be for the period beginning on the Commencement Date and ending on the December 31 immediately following the Commencement Date. The term of this Agreement shall automatically be extended for an additional Calendar Year on the first Anniversary Date immediately following the initial term of this Agreement without further action by AEPSC, and shall be automatically extended for an additional Calendar Year on each succeeding Anniversary Date, unless AEPSC shall have served notice upon the Executive at least thirty (30) days prior to such Anniversary Date of AEPSC's intention that this Agreement shall not be extended, provided, however, that if a Change In Control of the Corporation shall occur during the term of this Agreement, this Agreement shall terminate two years after the date the Change In Control is completed.

      2.2 If an employee is designated as an Executive after the Commencement Date or after an Anniversary Date, the initial term of this Agreement shall be for the period beginning on the date the employee is designated as an Executive and ending on the December 31 immediately following.

      2.3 Notwithstanding Section 2.1, the term of this Agreement shall end upon any termination of the Executive's employment other than a Qualifying Termination in connection with a Change In Control of the Corporation. For example, this Agreement shall terminate if the Executive's position is eliminated and the Executive's employment is terminated, other than in connection with a Change In Control of the Corporation, (i) due to a downsizing, consolidation or restructuring of AEPSC or of any other subsidiary of the Corporation or (ii) due to the sale, disposition or divestiture of all or a portion of AEPSC or of any other subsidiary of the Corporation.


                                   ARTICLE III
    COMPENSATION UPON A QUALIFYING TERMINATION IN CONNECTION WITH A CHANGE IN
                                     CONTROL

      3.1 Except as otherwise provided in Section 3.3, upon a Qualifying Termination, the Executive shall be under no further obligation to perform services for AEPSC and shall be entitled to receive the following payments and benefits:

      (a) As soon as practicable following the Executive's date of termination, AEPSC shall make a lump sum cash payment to the Executive in an amount equal to the sum of (1) the Executive's Annual Salary through the date of termination to the extent not theretofore paid, (2) the product of (x) the current plan year's Target Annual Incentive and (y) a fraction, the numerator of which is the number of days in such calendar year through the date of termination, and the denominator of which is 365, except that annual incentive plans which do not have predetermined annual target awards for participants shall have their pro-rated incentive compensation award for the current plan year paid as soon as practicable, and (3) any accrued vacation pay that otherwise would be available upon the Executive's termination of employment with AEPSC, in each case to the extent not theretofore paid and in full satisfaction of the rights of the Executive thereto; and

      (b) Within sixty (60) days of the Executive's return of the signed release form, AEPSC shall make a lump sum cash payment to the Executive in an amount equal to the CIC Multiple times the Executive's Annual Compensation.

      3.2 The Executive shall be entitled to such outplacement services and other non-cash severance or separation benefits as may then be available under the terms of a plan or agreement to groups of employees of AEPSC in addition to Executives who are covered under the terms of this or a similar agreement. See also section 3.3(b). To the extent any benefits described in this Article III,
Section 3.2 cannot be provided pursuant to the appropriate plan or program maintained by AEPSC, AEPSC shall provide such benefits outside such plan or program at no additional cost to the Executive.

      3.3   Notwithstanding the foregoing;

      (a)   The severance payments and benefits provided under Sections 3.1(b),
            3.2 and, if applicable, 3.4 hereof shall be conditioned upon the Executive executing a release at the time the Executive's employment is terminated, in the form established by the Corporation or by AEPSC, releasing the Corporation, AEPSC and their shareholders, partners, officers, directors, employees and agents from any and all claims and from any and all causes of action of kind or character, including but not limited to all claims or causes of action arising out of Executive's employment with the Corporation or AEPSC or the termination of such employment.

      (b)   The severance payments and benefits provided under Sections 3.1,
            3.2 and, if applicable, 3.4 hereof shall be subject to, and conditioned upon, the waiver of any other cash severance payment or other benefits provided by AEPSC pursuant to any other severance agreement between AEPSC and the Executive. No amount shall be payable under this Agreement to, or on behalf of the Executive, if the Executive elects benefits under any other cash severance plan or program, or any other special pay arrangement with respect to the termination of the Executive's employment.

      (c) The Executive agrees that at all times following termination, the Executive will not, without the prior written consent of AEPSC or the Corporation, disclose to any person, firm or corporation any "confidential information," of AEPSC or the Corporation which is now known to the Executive or which hereafter may become known to the Executive as a result of the Executive's employment or association with AEPSC or the Corporation, unless such disclosure is required under the terms of a valid and effective subpoena or order issued by a court or governmental body; provided, however, that the foregoing shall not apply to confidential information which becomes publicly disseminated by means other than a breach of this provision. It is recognized that damages in the event of breach of this Section 3.3(c) by the Executive would be difficult, if not impossible, to ascertain, and it is therefore agreed that AEPSC and the Corporation, in addition to and without limiting any other remedy or right that AEPSC or the Corporation may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and the Executive hereby waives any and all defenses the Executive may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right shall not preclude AEPSC or the Corporation from pursuing any other rights or remedies at law or in equity which AEPSC or the Corporation may have.

            "Confidential information" shall mean any confidential, propriety and or trade secret information, including, but not limited to, concepts, ideas, information and materials relating to AEPSC or the Corporation, client records, client lists, economic and financial analysis, financial data, customer contracts, marketing plans, notes, memoranda, lists, books, correspondence, manuals, reports or research, whether developed by AEPSC or the Corporation or developed by the Executive acting alone or jointly with AEPSC or the Corporation while the Executive was employed by AEPSC.

      3.4 Notwithstanding anything to the contrary in this Agreement, but subject to the requirements of Section 3.3, in the event that any payment or distribution by AEPSC to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would be subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision thereto) by reason of being "contingent on a change in ownership or control" of the Corporation, within the meaning of Section 280G of the Code (or any successor provision thereto) or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties, are hereinafter collectively referred to as the "Excise Tax"), AEPSC shall pay to the Executive an additional payment (a "Gross-up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed on any Gross-up Payment, the Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed upon the Payments.

      (a) All determinations required to be made under this Section 3.4, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax, shall be made by a nationally recognized tax preparation, financial counseling or public accounting firm (the "Tax Firm") that is experienced in 280G calculations and that was selected by AEPSC prior to the Change in Control. The Tax Firm shall be directed by AEPSC to submit its preliminary determination and detailed supporting calculations to both AEPSC and the Executive within 15 calendar days after the date of the Executive's termination of employment, if applicable, and any other such time or times as may be requested by AEPSC or the Executive. If the Tax Firm determines that any Excise Tax is payable by the Executive, AEPSC shall make the Gross-Up Payment attributable thereto. If the Tax Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish the Executive with an opinion that she has substantial authority not to report any Excise Tax on her federal, state, local income or other tax return. All fees and expenses of the Tax Firm shall be paid by AEPSC in connection with the calculations required by this section.

      (b) The federal, state and local income or other tax returns filed by the Executive (or any filing made by a consolidated tax group, which includes AEPSC) shall be prepared and filed on a consistent basis with the determination of the Tax Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Tax, and at the request of AEPSC, provide to AEPSC true and correct copies (with any amendments) of her federal income tax return as filed with the Internal Revenue and such other documents reasonably requested by AEPSC, evidencing such payment.

      (c) Executive shall notify AEPSC immediately in writing of any claim by the Internal Revenue Service that, if successful, would require AEPSC to make a Gross-up Payment (or a Gross-up Payment in excess of that, if any, initially determined under Section 3.4(a)) within five days of the receipt of such claim. AEPSC shall notify the Executive in writing at least five days prior to the due date of any response required with respect to such claim, or such shorter time period following AEPSC's receipt of the notice, if it plans to contest the claim. If AEPSC decides to contest such claim, the Executive shall cooperate fully with AEPSC in such action; provided, however, AEPSC shall bear and pay directly or indirectly all costs and expenses (including additional interest and penalties) incurred in connection with such action and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of AEPSC's action. If the Executive receives a refund of any amount paid by AEPSC with respect to such claim, the Executive shall promptly pay to AEPSC
            (i) such refund and (ii) the amount of any Gross-up Payment associated with such refund that is not included in the amount of such refund (such as taxes other than federal taxes included in the Gross-up Payment). If AEPSC fails to timely notify the Executive whether it will contest such claim or AEPSC determines not to contest such claim, then AEPSC shall immediately pay to the Executive the portion of such claim, if any, which it has not previously paid to the Executive as well as the amount of any Gross-up Payment (calculated pursuant to Section 3.4) associated with such payment but that has not otherwise been paid to the Executive.

      3.5 The obligations of AEPSC to pay the benefits described in Sections 3.1, 3.2, and if applicable, 3.4, shall, subject to Section 3.3, be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which AEPSC may have against the Executive; provided, however, AEPSC shall comply with and enforce obligations of AEPSC or the Executive under law determined by AEPSC to be applicable, including any withholding in order to comply with a court order. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, nor shall the amount of any payment hereunder be reduced by any compensation earned by the Executive as a result of employment by another employer.

      3.6 Executive alone shall be liable for the payment of any and all tax cost, incremental or otherwise, incurred by the Executive in connection with the provision of any benefits described in this Agreement. No provision of this Agreement shall be interpreted to provide for the gross-up or other mitigation of any amount payable or benefit provided to the Executive under the terms of this Agreement as a result of such taxes, except to the extent specifically set forth in Section 3.4.


                                   ARTICLE IV
                            SUCCESSOR TO CORPORATION

      4.1 This Agreement shall bind any successor of AEPSC or the Corporation, its assets or its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise) in the same manner and to the same extent that AEPSC or the Corporation would be obligated under this Agreement if no succession had taken place.

      4.2 In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Agreement, AEPSC and the Corporation shall require such successor expressly and unconditionally to assume and agree to perform AEPSC's and the Corporation's obligations under this Agreement, in the same manner and to the same extent that AEPSC and the Corporation would be required to perform if no such succession had taken place. The term "Corporation," as used in this Agreement, shall mean the Corporation as hereinbefore defined and any successor or assignee to its business assets which by reason hereof becomes bound by this Agreement.


                                    ARTICLE V
                                  MISCELLANEOUS

      5.1 Any notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or mailed, by certified or registered mail, return receipt requested, postage prepaid addressed to AEPSC at its principal office and to the Executive at the Executive's residence or at such other addresses as AEPSC or the Executive shall designate in writing.

      5.2 Except to the extent otherwise provided in Article II (Term of Agreement), no provision of this Agreement may be modified, waived or discharged except in writing specifically referring to such provision and signed by either AEPSC or the Executive against whom enforcement of such modification, waiver or discharge is sought. No waiver by either AEPSC or the Executive of the breach of any condition or provision of this Agreement shall be deemed a waiver of any other condition or provision at the same or any other time.

      5.3 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Ohio.

      5.4 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      5.5 This Agreement does not constitute a contract of employment or impose on the Executive, AEPSC or the Corporation any obligation to retain the Executive as an employee, to change the status of the Executive's employment, or to change AEPSC's policies regarding the termination of employment.

      5.6 If the Executive institutes any legal action in seeking to obtain or enforce or is required to defend in any legal action the validity or enforceability of, any right or benefit provided by this Agreement, AEPSC will pay for all actual and reasonable legal fees and expenses incurred (as incurred) by the Executive, regardless of the outcome of such action; provided, however, that if such action instituted by the Executive is found by a court of competent jurisdiction to be frivolous, the Executive shall not be entitled to legal fees and expenses and shall be liable to AEPSC for amounts already paid for this purpose.

      5.7 If the Executive makes a written request alleging a right to receive benefits under this Agreement or alleging a right to receive an adjustment in benefits being paid under the Agreement, AEPSC shall treat it as a claim for benefit. All claims for benefit under the Agreement shall be sent to the Human Resources Department of AEPSC and must be received within 30 days after the Executive's termination of employment. If AEPSC determines that the Executive who has claimed a right to receive benefits, or different benefits, under the Agreement is not entitled to receive all or any part of the benefits claimed, it will inform the Executive in writing of its determination and the reasons therefor in terms calculated to be understood by the Executive. The notice will be sent within 90 days of the claim unless AEPSC determines additional time, not exceeding 90 days, is needed. The notice shall make specific reference to the pertinent Agreement provisions on which the denial is based, and describe any additional material or information, if any, necessary for the Executive to perfect the claim and the reason any such additional material or information is necessary. Such notice shall, in addition, inform the Executive what procedure the Executive should follow to take advantage of the review procedures set forth below in the event the Executive desires to contest the denial of the claim. The Executive may within 90 days thereafter submit in writing to AEPSC a notice that the Executive contests the denial of the claim by AEPSC and desires a further review. AEPSC shall within 60 days thereafter review the claim and authorize the Executive to appear personally and review pertinent documents and submit issues and comments relating to the claim to the persons responsible for making the determination on behalf of AEPSC. AEPSC will render its final decision with specific reasons therefor in writing and will transmit it to the Executive within 60 days of the written request for review, unless AEPSC determines additional time, not exceeding 60 days, is needed, and so notifies the Executive. If AEPSC fails to respond to a claim filed in accordance with the foregoing within 60 days or any such extended period, AEPSC shall be deemed to have denied the claim.

      AEPSC has caused this Change In Control Agreement to be signed on behalf of all participating employers as of this ____ day of _______________, 2005.


                               American Electric Power Service Corporation


                               By  ___________________________________________

                               Print Name  ___________________________________

                               Title  ________________________________________